SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

 SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a‑12

Blue Chip Value Fund, Inc.

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒         No fee required.

☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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2

BLUE CHIP VALUE FUND, INC.
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

Denver, Colorado April 8, 2005

To Our Stockholders:

It is our pleasure to invite you to your Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 10, 2005, at 12:00 noon (Mountain time). Formal notice of the meeting appears on the next page and is followed by the Proxy Statement.

We hope you will find it convenient to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. You may also choose to cast your vote by telephone, instead of by mail. If you do attend, you may vote in person if you so desire.

The Annual Report of the Blue Chip Value Fund, Inc. for the year ended December 31, 2004 has previously been mailed to stockholders of record. It is enclosed with this mailing to beneficial owners of the Fund's stock who may not have previously received it. The Annual Report is not to be considered proxy soliciting material.

Sincerely,

Todger Anderson, CFA President

YOUR VOTE IS IMPORTANT

We consider the vote of each Stockholder important, whatever the number of shares held. If you are unable to attend the meeting in person, please sign, date, and return your proxy in the enclosed envelope or you may cast your vote by telephone at your earliest convenience. The prompt voting of your proxy will save expense to your Fund.

BLUE CHIP VALUE FUND, INC.
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Denver, Colorado April 8, 2005

To the Stockholders of
  Blue Chip Value Fund, Inc.:

The Annual Meeting of Stockholders of Blue Chip Value Fund, Inc. (the "Fund") will be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 10, 2005, at 12:00 noon (Mountain time), for the following purposes:

  To elect two (2) Class II directors to serve until the Annual Meeting of Stockholders in the year 2008 and until the election and qualification of their successors.

  To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund's independent auditors for its fiscal year ending December 31, 2005.

  To transact such other business as may properly come before the meeting or any adjournment thereof.

The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Stockholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 29, 2005 are entitled to receive notice of and to vote at the Meeting. If you cannot be present at the Annual Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also choose to cast your vote by telephone, instead of by mail. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in completing your proxy promptly.

Joan Ohlbaum Swirsky Secretary

ANNUAL MEETING OF STOCKHOLDERS
OF
 BLUE CHIP VALUE FUND, INC.
 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

PROXY STATEMENT

April 8, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blue Chip Value Fund, Inc. (the "Fund") for use at the Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC ("DenverIA"), 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 10, 2005, at 12:00 noon (Mountain time), and at any adjournment thereof (the "Meeting").

You can vote in any one of the following ways:

(a)	By mail, by filling out and returning the enclosed proxy card.
(b)	By telephone, by following the instructions printed on the proxy card.
(c)	In person at the Meeting.

Any person giving a proxy may revoke it at any time prior to its use. Properly submitted proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board of Directors recommends a vote FOR the election of Directors as listed and FOR Proposal 2. If no specification is made, the proxy will be voted for the election of Directors as listed, for Proposal 2, and with discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

Costs of soliciting proxies will be borne by the Fund. Morrow & Co., Inc. has been retained to solicit proxies in connection with the Meeting for a fee of approximately $3,000 and reimbursement for all out-of pocket expenses. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mail, some of the officers of the Fund and persons affiliated with DenverIA, the Fund's investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax. By voting as soon as you receive your proxy materials, you will help to reduce the cost of any additional mailings or solicitation efforts.

On March 29, 2005, the record date for determining the Stockholders entitled to vote at the Meeting, there were outstanding 27,338,999 shares of common stock, constituting all of the Fund's outstanding voting securities. Each share of common stock is entitled to one vote. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy are being mailed on or about April 8, 2005 to Stockholders of record on the record date.

The Fund will furnish to Stockholders upon request, without charge, copies of its Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 2004. Requests for such Annual Report should be directed to Mr. Jasper R. Frontz, Treasurer, Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202 or telephone toll-free (800) 624-4190. The Annual Report is not to be regarded as proxy soliciting material.

PROPOSAL 1: NOMINEES FOR ELECTION AS DIRECTORS

The Fund's By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years and the term of one class of directors expires each year. The Board of Directors has designated two candidates, who are presently directors of the Fund, for whom proxies solicited by the Fund will be voted if requisite authority is granted.

The following table sets forth the nominees for election as directors and the other directors, their ages, term of office, including length of time served as a director, principal occupations for the past five or more years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), and the number of portfolios in the Fund Complex that they oversee. The Fund Complex includes funds with a common or affiliated investment adviser. The Fund Complex is comprised of the Fund, consisting of one portfolio, Tamarack Small Cap International Fund, consisting of one portfolio, and Westcore Trust, of which there are eleven portfolios. Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.

NOMINEES FOR ELECTION  - to be elected for a term of three years until the Annual Meeting in the year 2008.

INDEPENDENT DIRECTORS

LEE W. MATHER, JR.
Age: 61
Position(s) Held with the Fund and Term of Office: Class II Director since 2001.
Principal Occupations During the Past Five Years: Director, American Rivers (conservation organization), Washington, D.C. (since June 2000); Investment Banker, Merrill Lynch & Co., New York, New York (January 1977until April 2000).
Other Directorships Held: None.
Number of Portfolios in Fund Complex Overseen: One.

RICHARD C. SCHULTE
Age: 60
Position(s) Held with the Fund and Term of Office: Class II Director since 1987.
Principal Occupations During the Past Five Years: Private Investor; President, Transportation Service Systems, Inc. (1993 - 1996); Employee, Southern Pacific Lines, Denver, Colorado (until 1996); Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991 - 1993); Vice President Finance and Treasurer, Rio Grande Holdings, Inc., Denver, Colorado (1990 -1993); and Vice President, Denver & Rio Grande Western Railroad Company, Denver, Colorado (1990 - 1993).
Other Directorships Held: None.
Number of Portfolios in Fund Complex Overseen: One.

OTHER DIRECTORS

INTERESTED DIRECTORS

TODGER ANDERSON, CFA*
Age: 60
Position(s) Held with the Fund and Term of Office: Class I Director from 1988 until 1995, and since 1998.**President of the Fund since 1987. Term as Director expires in 2007.
Principal Occupations During Past Five Years: Chairman (since 2005) Denver Investment Advisors LLC; President and Executive Manager, (from 1995 until 2004) Denver Investment Advisors LLC; prior to 1995, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund (since 1986); Portfolio Co-Manager, Westcore Select Fund (since 2001).
Other Directorships Held: Fischer Imaging Corporation.
Number of Portfolios in Fund Complex Overseen: One.

KENNETH V. PENLAND, CFA*
Age: 62
Position(s) Held with the Fund and Term of Office: Chairman of the Board and Class III Director since 1987. Term as Director expires in 2006.
Principal Occupations During Past Five Years: Retired; Chairman and Executive Manager, Denver InvestmentAdvisors LLC (from 1995 until December 2001); prior thereto Chairman of the Board and Director of Research, Denver Investment Advisors, Inc.; President, Westcore Trust (from 1995 until August 2002); Trustee, Westcore Trust (since 2001).
Other Directorships Held: None.
Number of Portfolios in Fund Complex Overseen: Twelve.

INDEPENDENT DIRECTORS

GARY P. MCDANIEL
Age: 59
Position(s) Held with the Fund and Term of Office: Class I Director since 2001. Term as Director expires in 2007.
Principal Occupations During Past Five Years: Senior Managing Director, Base Camp Capital LLC (private equity investing) (since 2003); prior thereto, Chief Executive Officer, Chateau Communities, Inc. (REIT/manufactured housing) (1997-2002).
Other Directorships Held: None.
Number of Portfolios in Fund Complex Overseen: One.

ROBERTA M. WILSON, CFA
Age: 61
Position(s) Held with the Fund and Term of Office: Class III Director since 1987. Term as Director expires in 2006.
Principal Occupations During Past Five Years: Retired; Director of Finance, Denver Board of Water Commissioners, Denver, Colorado (from 1985 until July 1998); Management Consultant and Coach (since 1998).
Other Directorships Held: None.
Number of Portfolios in Fund Complex Overseen: One.

________________

*  Messrs. Anderson and Penland may be deemed to be "interested persons" of the Fund, as that term is defined in the 1940 Act, by virtue of their affiliations with the Fund's investment adviser and their positions as officers of the Fund.

** Mr. Anderson previously served as a director of the Fund from May 12, 1988 to March 31, 1995. Mr. Anderson resigned on March 31, 1995 because of a change in control of the Fund's investment adviser, and in order to comply with the provisions of Section 15(f) of the 1940 Act that at least 75% of the directors of the Fund were required to be disinterested directors for a period of three years following the change in control. Mr. Anderson was re-elected to the Board of Directors at the 1998 Annual Meeting of Stockholders.

OFFICERS

Information concerning the names, ages, positions with the Fund, term of office, including length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Fund, other than Messrs. Anderson and Penland, is set out below. Information concerning Messrs. Anderson and Penland is set forth on page 3.

Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

MARK M. ADELMANN, CFA, CPA
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202
Age: 47.
Position Held with the Fund and Term of Office: Vice President of the Fund since 2002.
Principal Occupations During the Past Five Years: Vice President (since 2000) and Member (since 2001), Denver Investment Advisors LLC; Portfolio Management Team Member, Westcore Trust (since 2002); Research Analyst, Denver Investment Advisors LLC (since 1995).

JOAN OHLBAUM SWIRSKY
1 Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103
Age: 47.
Position Held with the Fund and Term of Office: Secretary of the Fund since 2004.
Principal Occupations During the Past Five Years: Counsel to the law firm of Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

JASPER R. FRONTZ, CPA, CFA
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202
Age: 36.
Position Held with the Fund and Term of Office: Treasurer of the Fund since 1997, Chief Compliance Officer since 2004.
Principal Occupations During the Past Five Years: Vice President, Denver Investment Advisors LLC (since 2000); Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997); prior thereto, Fund Controller, ALPS Mutual Funds Services, Inc. (1995-1997); Treasurer, Westcore Trust (since 1997); Registered Representative, ALPS Distributors, Inc. (since 1995).

With the exception of Mr. Frontz in his role as Chief Compliance Officer, no director or officer of the Fund who is currently a director, officer, or employee of the investment adviser or any of its parents, received any remuneration from the Fund during 2004. The Adviser was reimbursed $4,500 by the Fund during 2004 to pay for the portion of Mr. Frontz's compensation attributable to his services as the Fund's Chief Compliance Officer. The other directors taken as a group were either paid or had accrued directors' fees for 2004 from the Fund in the aggregate amount of $73,190.

In 2004 the directors received an annual retainer of $6,000 for serving as directors, plus a meeting fee of $1,500 for each regular Board meeting attended, including reimbursement for out-of-pocket expenses incurred in attending Board meetings. Effective September 28, 2004, each member of the Fund's Audit Committee receives $500 for each Audit Committee meeting attended on a regular Board meeting date. In addition, each director of the Fund who is not also a director, officer or employee of DenverIA receives $750 for each Committee meeting and each special meeting of the Board attended that is held on a date other than a regular Board meeting date; however, no fee will be paid if the special Board meeting or Committee meeting, other than the Audit Committee meeting, is held on a regular Board meeting date. The Board of Directors held four regularly scheduled Board meetings and one special Board meeting during the year ended December 31, 2004. The Audit Committee held four regularly scheduled Committee meetings on the same day as the Board meetings. Each of the directors attended every Board, Audit Committee and Special meetings. The Fund does not require attendance by Directors at annual meetings of Stockholders, although Directors are welcome to attend. All of the Directors attended the 2004 annual meeting of Stockholders. Please note that the Fund has no pension or retirement plans.

The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended December 31, 2004:

Compensation Table

		Total
		Compensation
	Aggregate	From Fund and
	Compensation	Fund Complex
Name of Person	From Fund	Paid to Directors

Interested Directors
Todger Anderson	$ -0-	$ -0-
Kenneth V. Penland	$12,750	$28,7501[1]

Independent Directors
Lee W. Mather, Jr.[2]	$15,591	$15,591
Gary P. McDaniel	$13,250	$13,250
Richard C. Schulte	$13,250	$13,250
Roberta M. Wilson	$13,250	$13,250

            Drinker Biddle & Reath LLP, to which Joan Ohlbaum Swirsky, Secretary of the Fund, is Counsel, received legal fees during the fiscal year ended December 31, 2004 for services rendered as the Fund's legal counsel.

1 Includes $16,000 Mr. Penland received as a Trustee of Westcore Trust in 2004.
2 Mr. Mather was reimbursed $2,341 for travel expenses associated with his attendance at Board and Audit Committee meetings.

Ownership of Fund Shares

The following table sets forth, as of January 31, 2005 beneficial ownership of the Fund's shares by (1) each director and each nominee for director and (2) all directors, nominees for director and executive officers as a group.

	Dollar Range of	Number of Shares
	Equity Securities	Beneficially Owned[1]	Percent of Class
Name	Owned in the Fund	in the Fund	in the Fund
Interested Directors
Todger Anderson	over $100,000	216,955	*
Kenneth V. Penland	over $100,000	342,855[2]	1.2%

Independent Directors
Lee W. Mather, Jr.	over $100,000	33,000	*
Gary P. McDaniel	$10,001 - $50,000	2,734	*
Richard C. Schulte	$10,001 - $50,000	4,229[3]	*
Roberta M. Wilson	$10,001 - $50,000	4,586[4]	*
All directors and
executive officers and nominees			2.2%
for director as a group

[1]	Unless otherwise indicated the beneficial owner has sole voting and investment power.
[2]

Including 103,219 shares held by Mr. Penland, 138,023 shares owned by Mr. Penland's wife, 37,852 shares jointly owned by Mr. Penland and his wife, and 63,761 shares owned in a trust for Mr. Penland's daughter.

[3]	These shares include 3,036 that are owned by Mr. Schulte's wife.
[4]	These shares are owned jointly by Ms. Wilson and her husband.
*	Less than 1%.

To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of March 29, 2005.

Standing Board Committees

The Board has established three standing committees in connection with the governance of the Fund: Audit, Qualified Legal Compliance and Nominating.

The Fund's Audit Committee is comprised of all of the directors of the Fund who are not "interested" persons of the Fund as defined in the 1940 Act. The members of the Audit Committee are also considered independent as defined in the New York Stock Exchange Listing Standards applicable to closed-end investment companies. The functions of the Audit Committee include, among other things, to meet with the Fund's independent auditors to review the scope and findings of the annual audit, review matters of independence, discuss the Fund's accounting policies, discuss any recommendation of the independent auditors with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, approve all audit and permissible non-audit services provided to the Fund and certain other persons by the independent auditors, approve the selection and compensation of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. The Board adopted a written charter for the Audit Committee in February 2000. The Audit Committee met four times during the fiscal year ended December 31, 2004.

The Audit Committee has met with Fund management to review and discuss, among other things, the Fund's audited financial statements for the year ended December 31, 2004. The Audit Committee has also met with the Fund's independent accountants and discussed with them certain matters required under SAS 61 (Codification of Statements on Auditing Standards, AU § 380) as may be modified or supplemented from time to time, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received written disclosures and the letter from the Fund's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented from time to time, and has discussed with the independent accountants their independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's 2004 Annual Report to Stockholders for the year ended December 31, 2004. The members of the Audit Committee are currently Messrs. Mather, McDaniel and Schulte, and Ms. Wilson.

The Audit Committee also serves as the Fund's Qualified Legal Compliance Committee (the "QLCC"). The purpose of the QLCC is to receive, retain, consider and act upon reports of evidence of possible material violations of applicable United States federal and state securities laws, material breaches of fiduciary duty arising under United States federal or state law and similar violations of any United States federal or state law from attorneys covered by Section 307 of the Sarbanes-Oxley Act of 2002. There were no meetings of the QLCC during the fiscal year ended December 31, 2004.

The Fund's Nominating Committee is comprised of all of the Directors who are not "interested" persons of the Fund, as defined in the 1940 Act. The members of the Nominating Committee are currently Messrs. Mather, McDaniel and Schulte, and Ms. Wilson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors. A copy of the Nominating Committee Charter is not available on the Fund's website. It was attached as Appendix B to the Fund's 2004 Proxy Statement.

In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Although the Nominating Committee expects to be able to find an adequate number of candidates to serve as directors, the Nominating Committee is willing to consider nominations received from Stockholders or from other sources it deems appropriate that are submitted timely and with adequate information about the candidate in the Committee's view in order for it to make an assessment. The Nominating Committee shall assess stockholder nominees in the same manner as it reviews its own nominees. Any recommendation must be submitted in writing to the Nominating Committee in care of the Fund's Treasurer at the address on the front of this Proxy Statement, and should include at a minimum the following information as to each individual proposed for nomination as director: such individual's written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the 1940 Act. The Nominating Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate's qualifications. This Proxy Statement is expected to be mailed on April 8, 2005, and, if such occurs, any such notice must be received by the Fund on or before April 18, 2005.

In order for the information on such nominee to be considered for inclusion in the Fund's proxy statement, any such submission must be sent no later than 120 calendar days before the date the Fund's proxy statement was released to stockholders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days, within a reasonable time before the Fund begins to print and mail its proxy statement. The Nominating Committee did not meet during the fiscal year ended December 31, 2004. No nominee recommendation has been received from a Stockholder within the past 120 days. The Fund has not paid a fee to third parties to assist in finding nominees.

Stockholders may send other communications to the Board of Directors, a committee thereof or an individual Director. Any such communication should be sent in writing addressed to the Board of Directors, the specific committee or individual Director in care of the Fund's Treasurer at the address on the front of this Proxy Statement. The Fund's Treasurer is responsible for determining, in consultation with other officers of the Fund, counsel and other advisers, as appropriate, which stockholder-communications will be relayed to the Board, committee or individual Director. The Treasurer may determine not to forward any letter to the Board, committee or individual Director that does not relate to the business of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund's directors and officers, certain affiliated persons of the investment adviser, and persons who own more than ten percent of the Fund's shares to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. Specific due dates for these reports have been established and the Fund is required to disclose in this Proxy Statement any failure to file by the specific due dates. To the Fund's knowledge, all of these filing requirements were satisfied during 2004. In making these disclosures, the Fund has relied on copies of reports that were furnished to it and written representations of its directors, officers and investment adviser.

The Board of Directors recommends that Stockholders vote FOR the election of Messrs. Mather and Schulte as Class II directors to serve until the Annual Meeting of Stockholders in the year 2008 and until the election and qualification of their successors.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Stockholders are being asked to act upon a proposal to ratify the appointment by the Audit Committee and the directors of Deloitte & Touche LLP ("Deloitte & Touche") as the Fund's independent auditors for the fiscal year ending December 31, 2005. Deloitte & Touche has served as the Fund's independent auditors since the fiscal year ended December 31, 2000.

Independent Auditor's Fees

Audit Fees: For the Fund's fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed for professional services rendered by Deloitte & Touche for the audit of the Fund's annual financial statements were $17,300 and $16,430, respectively.

Audit-Related Fees: In Fund's fiscal years ended December 31, 2004 and December 31, 2003, no fees were billed for assurance and related services by Deloitte & Touche that were reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above.

Tax Fees: For the Fund's fiscal years ended December 31, 2004 and December 31, 2003, aggregate fees of $7,200 and $7,786, respectively, were billed for professional services rendered by Deloitte & Touche for tax compliance, tax advice, and tax planning. The fiscal year 2004 tax fees were for tax return preparation services and assistance in preparing an application to change accounting method for the Fund. The fiscal year 2003 tax fees were for tax return preparation services for the Fund and assistance with research, advice and inquiries to taxing authorities concerning certain tax regulations for the Fund.

All Other Fees: For the Fund's fiscal years ended December 31, 2004 and December 31, 2003, no fees were billed to the Fund by Deloitte & Touche for services other than the services reported under the captions "Audit Fees" and "Tax Fees" above.

Audit Committee Pre-Approval Policies and Procedures: The Fund's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

Aggregate non-audit fees of $35,340 were billed by Deloitte & Touche for services rendered to the Fund and to the Fund's investment adviser, DenverIA, for the Fund's fiscal year ended December 31, 2004. Aggregate non-audit fees of $31,286 were billed by Deloitte & Touche for services rendered to the Fund and to DenverIA for the Fund's fiscal year ended December 31, 2003. The non-audit services rendered to DenverIA for the fiscal year ended December 31, 2003 were not required to be pre-approved by the Fund's Audit Committee because they were provided prior to May 6, 2003, the effective date of the rules requiring such pre-approval. The Audit Committee has considered whether the provision of non-audit services that were rendered to DenverIA that were not pre-approved is compatible with maintaining Deloitte & Touche's independence.

Representatives of Deloitte & Touche are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions from Stockholders, if necessary.

The Board of Directors recommends that Stockholders vote FOR the ratification of Deloitte & Touche LLP as the Fund's independent auditors for its fiscal year ending December 31, 2005.

VOTES REQUIRED FOR THE ELECTION OF DIRECTORS, THE RATIFICATION OF AUDITORS AND
APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of common stock of the Fund. If a Proxy is properly submitted accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In the election of directors, the nominees receiving the highest number of votes cast at the Meeting will be elected, assuming that each receives the votes of a majority of the outstanding shares of common stock. The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted toward the required majority. Under Maryland law, abstentions will have the effect of a "no vote" for purposes of electing directors. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Consequently, an abstention will have no effect (i.e., will not be considered a vote "for" or "against") with respect to Proposal 2. Broker "non-votes" will be treated the same as abstentions.

In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitations of proxies. Any adjourned session or sessions may be held after the date set for the original Meeting without notice except announcement at the Meeting. Any such adjournment(s) will require the affirmative vote of a majority of the outstanding shares of common stock that are represented at the Meeting in person or by proxy. If such a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s). A stockholder vote may be taken on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval.

OTHER BUSINESS

The Management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), the By-Laws require a Stockholder to notify the Fund in writing by the tenth day following the day on which notice of the meeting is mailed and to provide such written information to the Fund as its Secretary may reasonably require. This Proxy Statement is expected to be mailed to Stockholders on April 8, 2005, and, if such occurs, any such notice must be received by the Fund on or before April 18, 2005.

ADDITIONAL INFORMATION

Investment Adviser

DenverIA is located at 1225 Seventeenth Street, 26th Floor, Denver, CO 80202.

Co-Administrators

DenverIA and ALPS Mutual Funds Services, Inc. ("ALPS") serve as co-administrators for the Fund. ALPS is located at 1625 Broadway, Suite 2200, Denver, CO 80202.

Stockholder Proposals - Annual Meeting in the Year 2006

A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the Annual Meeting of Stockholders in the year 2006, and who wishes such proposal to be considered for inclusion in the Fund's proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund's principal executive offices no later than December 9, 2005. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

April 8, 2005

Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States. You may also choose to cast your vote by telephone, instead of by mail.

PROXY CARD

BLUE CHIP VALUE FUND, INC

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BLUE CHIP VALUE FUND, INC. (THE "FUND") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2005 AT 12:00 NOON AT THE OFFICES OF DENVER INVESTMENT ADVISORS LLC, 1225 SEVENTEENTH STREET, 26th FLOOR, DENVER, COLORADO.

The undersigned hereby appoints Margaret R. Jurado and Katherine Jeter, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting and at any adjournment thereof, at their discretion.

(Please date and sign on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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YOUR VOTE IS IMPORTANT
You can vote in one of two ways;

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

or

2. Call toll free 1-866-540-5760 on a Touch-Tone telephone and follow the instructions on the reverse side.
                    There is NO CHARGE to you for this call.

PLEASE VOTE

TELEPHONE VOTING WILL NOT BE AVAILABLE
 AFTER 11:59 PM EDT ON MONDAY, MAY 9, 2005.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.					Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
1. Election of Directors	FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed			Please mark your votes as indicated in this example	☒
NOMINEES:	☐	☐	2.	FOR the ratification of Deloitte & Touche LLP as the Fund's independent auditors for its fiscal year ending December 31, 2005.	FOR AGAINST ABSTAIN ☐ ☐ ☐
01 Lee W. Mather, Jr. 02 Richard C. Schulte
			3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.
(INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line provided below.) ______________________________________________________
Every properly submitted proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of directors and FOR Proposal 2, and with discretionary authority to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN PROMPTLY. Receipt of Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

Sign here exactly as name(s) appear(s) on left
Dated: , 2005

Signature

Signature if held jointly

IMPORTANT - Joint owners must EACH sign. When signing as attorney, Trustee, executor, administrator, guardian, or corporate officer, please give your FULL title.

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Vote by Telephone or Mail
 24 Hours a Day, 7 Days a Week

Telephone voting is available through 11:59 PM Eastern Time
 the day prior to annual meeting day.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
OR

If you vote your proxy by telephone,
you do NOT need to mail back your proxy card.